UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 15, 2004

East Penn Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-50330 (Commission File Number)	65-1172823 (IRS Employer Identification No.)

731 Chestnut Street, Emmaus, PA (Address of principal executive offices)	18049 (Zip Code)

Registrant’s telephone number, including area code: 610-965-5959

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

East Penn Financial Corporation

CURRENT REPORT ON FORM 8-K

Item 8.01       Other Events

On December 15, 2004, the Stock Option Administration Committee of the Board of Directors of East Penn Financial Corporation approved the granting of a total of 30,000 options to employees under the 1999 Stock Incentive Plan. The options are expected to be granted on or about December 29, 2004.

         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2004	East Penn Financial Corporation BY: /s/ Theresa M. Wasko Name: Theresa M. Wasko Title: Treasurer & Chief Financial Officer